As filed with the Securities and Exchange Commission on May 19, 2000
                                                   Registration No. 333-
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             ___________________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                             ___________________

                         RATIONAL SOFTWARE CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                             ___________________

          DELAWARE                                      54-1217099
(STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NUMBER)

                             ___________________
                             18880 HOMESTEAD ROAD
                         CUPERTINO, CALIFORNIA  95014
                                (408) 863-9900
(ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                       1998 Employee Stock Purchase Plan
                                1997 Stock Plan
                           (FULL TITLE OF THE PLAN)
                             ___________________

                              TIMOTHY A. BRENNAN
                     CHIEF FINANCIAL OFFICER AND SECRETARY
                               RATIONAL SOFTWARE
                                  CORPORATION
                             18880 HOMESTEAD ROAD
                         CUPERTINO, CALIFORNIA  95014
                                (408) 863-9900
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                              ___________________

                                   Copy to:
                           KATHARINE A. MARTIN, ESQ.
                       WILSON SONSINI GOODRICH & ROSATI
                           PROFESSIONAL CORPORATION
                              650 PAGE MILL ROAD
                              PALO ALTO, CA 94304
                                (650) 493-9300
                             ___________________

                         CALCULATION OF REGISTRATION FEE
==============================================================================

                                           Proposed    Proposed
                                            Maximum     Maximum
         Title of Each            Amount   Offering    Aggregate    Amount of
      Class of Securities         to be    Price Per   Offering    Registration
        to be Registered        Registered   Share       Price         Fee
------------------------------- ---------- --------- ------------- -----------
1997  Stock  Plan;
 Plan Common Stock, $0.01 par
 value (shares reserved for
 future grant)..................9,072,500    $62.26  $564,853,850  $157,029.32

1998 Employee Stock Purchase
 Plan Common Stock, $0.01 par
 value (shares reserved for
 future grant)..................  356,123    $62.26   $22,172,218   $6,163.88
                                ---------- --------- ------------- -----------
        TOTALS..................9,428,292    $62.26   587,005,460  $163,187.48
==============================================================================

    The indicated number of shares to be registered represents additional shares issuable under the listed plan(s) that are not covered by prior registration statements. Price per share and aggregate offering price estimated in accordance with Rule 457 (h) under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee. The computation is based upon eighty-five percent of the average of the high and low price as reported on the Nasdaq National Market on May 15, 2000, the price at which options are granted pursuant to the plan.

============================================================================
STATEMENT UNDER GENERAL INSTRUCTION E - REGISTRATION OF ADDITIONAL SECURITIES
        The Registrant previously filed a Registration Statement on Form S-8 with the Securities and Exchange Commission on or about August 4, 1998 (SEC File No. 333-60579) (the "1997 Stock Plan Form S-8"). in connection with the 1997 Stock Plan (the "1997 Plan"). This Registration Statement registers additional shares of the Registrant's Common Stock to be issued pursuant to the 1997 Plan. The contents of the 1997 Stock Plan Form S-8, and periodic reports that the Registrant filed after the 1997 Stock Plan Form S-8 to maintain current information about the Registrant, are hereby incorporated by reference into this Registration Statement pursuant to General Instruction E of Form S-8.

The Registrant previously filed a Registration Statement on Form S-8 with the Securities and Exchange Commission on or about January 18, 2000 (SEC File No. 333-94819) (the "1998 ESPP Form S-8") in connection with the 1998 Employee Stock Purchase Plan (the "1998 Plan"). This Registration Statement registers additional shares of the Registrant's Common Stock to be issued pursuant to the
1998 Plan.   The contents of the 1998 ESPP Form S-8, and periodic reports that the Registrant filed after the 1998 ESPP Form S-8 to maintain current information about the Registrant, are hereby incorporated by reference into this Registration Statement pursuant to General Instruction E of Form S-8.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.  Exhibits
         --------

         Exhibit    Description
         Number
           4.1      Rational 1997  Stock Plan is incorporated
                    herein by reference to the Registrant's Registration
                    Statement on Form S-8 as filed on October 15, 1999 (File
                    No. 333-89089).

           4.2 The 1998 Employee Stock Purchase Plan is incorporated herein by reference to the Registrant's Registration Statement on Form S-8 as filed on January 22, 1999 (File No. 333-70989).

           5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, as the legality of securities being registered (Counsel to the Registrant)filed herewith

          23.1      Consent of Ernst & Young LLP, Independent Auditors

          23.2 Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in Exhibit 5.1 hereto)

          24.1      Power of Attorney (see page II-3)

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cupertino, State of California, on May 19, 2000.

                                     RATIONAL SOFTWARE CORPORATION



                            By:   /s/ Timothy A. Brennan
                                  -----------------------
                            Timothy A. Brennan
                            Senior Vice President, Chief Financial Officer, and Secretary
                            (Principal Financial Officer & Principal
                            Accounting Officer)

                               POWER OF ATTORNEY

   KNOW ALL THESE PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas F. Bogan and Timothy A. Brennan and each of them, jointly and severally, his attorneys-in-fact, each with full power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Date: May 19, 2000      /s/ Paul D. Levy
                        --------------------------------------------
                        Paul D. Levy, Founder and Chairman of the Board


Date: May 19, 2000      /s/ Michael T. Devlin
                        --------------------------------------------
                        Michael T. Devlin, Founder, Chief Executive
                        Officer, and Director

Date: May 19, 2000      /s/ Thomas F. Bogan
                        --------------------------------------------
                        Thomas F. Bogan, President, and Chief Operating
                        Officer

Date: May 19, 2000      /s/ Timothy A. Brennan
                        --------------------------------------------
                        Timothy A. Brennan, Senior Vice President,
                        Chief Financial Officer, and Secretary
                        (Principal Financial Officer
                        & Principal Accounting Officer)

Date: May 19, 2000      /s/ Leslie G. Denend
                        --------------------------------------------
                        Leslie G. Denend, Director

Date: May 19, 2000      /s/ John E. Montague
                        --------------------------------------------
                        John E. Montague, Director

Date: May 19, 2000      /s/ Allison R. Schleicher
                        --------------------------------------------
                        Allison R. Schleicher, Director

INDEX TO EXHIBITS

Exhibit Number         Exhibit Document
-------------         -----------------------------------------------------

       4.1 Rational 1997 Stock Plan is incorporated herein by reference to the Registrant's Registration Statement on Form S-8 as filed on October 15, 1999 (File No. 333-89089).

        4.2 The 1998 Employee Stock Purchase Plan is incorporated herein by reference to the Registrant's Registration Statement on Form S-8 as filed on January 22, 1999 (File No. 333-70989).

        5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, as the legality of securities being registered (Counsel to the Registrant)filed herewith

       23.1           Consent of Ernst & Young LLP, Independent Auditors

       23.2 Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in Exhibit 5.1 hereto)

       24.1           Power of Attorney (see page II-3)